Rule 497(e)
                                                             File Nos. 333-90449
                                                                   and 811-09667

                       Supplement Dated December 30, 2003
                            To the Prospectus of the

        Advisor Flexible Premium Variable Universal Life Insurance Policy
                                Dated May 1, 2003

                                    Issued by
                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                                       and
                    CANADA LIFE INSURANCE COMPANY OF AMERICA

Please note the following changes to your Prospectus.

Effective January 12, 2004, the Subaccounts investing in the ProFunds Portfolios will be closed to new investment. "Closed to new investment" means no one can allocate additional amounts (either through policy transfer or additional premium) to those Subaccounts after January 12, 2004.


If you have any amount in the ProFunds Portfolio Subaccounts on January 12, 2004, you may do the following (subject to the terms and conditions contained in the prospectus):

     o transfer amounts out of the ProFunds Portfolio Subaccounts into other Subaccounts;

     o    withdraw amounts from the ProFunds Portfolio Subaccounts; and

     o    maintain   your  current   investment   in  the   ProFunds   Portfolio
          Subaccounts.


Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or automatic portfolio rebalancing) directing us to invest in these Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into these Subaccounts.


As always, the availability of any Subaccount as an investment option, including the ProFunds Portfolio Subaccounts, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

The following paragraph is added to the section "The Portfolios" on page 31 of the Prospectus.

"The Subaccounts of Canada Life of American Variable Life Account 1 that invest in the following Portfolios are closed to new investment effective January 12, 2004: ProFund VP Basic Materials, ProFund VP Bear, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Money Market, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Rising Rates Opportunity, ProFund VP Short OTC, ProFund VP Short Small-Cap, ProFund VP Technology, ProFund VPP Telecommunications, ProFund VP U.S. Government Plus, ProFund VP UltraBull (formerly Bull Plus Fund), ProFund VP UltraMid-Cap, ProFund VP UltraOTC, and ProFund VP UltraSmall-Cap."

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2003.

                Please keep this Supplement for future reference.